Offerings - Offering: 1	Jan. 28, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 290,123,923.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 40,066.11
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 15,084,500 Shares (approximately 5.00% of the net assets of the Fund as of March 31, 2026) based on a net asset value per Class D Share, Class I Share and Class R Share as of close of business on March 31, 2026 of $19.27, $19.53 and $18.78, respectively.